NUMBER                                                            SHARES
  ACC                    AMERITRANS CAPITAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK                                                  CUSIP 03073H 10 8

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


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     This Certifies that

BY




     is the owner of
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FULLY PAID AND  NON-ASSESSABLE  SHARES OF THE PAR VALUE OF ($.0001)  EACH OF THE
COMMON STOCK OF

========================= AMERITRANS CAPITAL CORPORATION =======================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and of any amendments thereto (copies of which are on file at the Transfer Agent), to all of which the holder, by acceptance hereof, assents.This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ MARGARET CHANCE                               /s/ GARY C. GRANOFF, PRESIDENT
--------------------------       [SEAL]           ------------------------------
MARGARET CHANCE, SECRETARY                        GARY C. GRANOFF, PRESIDENT


COUNTERSIGNED AND REGISTERED:
       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                     (JERSEY CITY, N.J.)                TRANSFER AGENT
                                                        AND REGISTRAR
BY
                                                      AUTHORIZED OFFICER

                         AMERITRANS CAPITAL CORPORATION

      The corporation is authorized to issue more than one class or series of stock. The corporation will furnish without charge to each stockholder upon request the full text of the powers, designations, preferences and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series thereof authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto, if any filed with the Secretary of State of the State of Delaware.Such request should be made to the office of the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM   - as tenants in common
      TEN ENT   - as tenants by the entireties
      JT TEN    - as joint tenants with right of
                  survivorship and not as tenants
                  in common

  UNIF GIFT MIN ACT- ________Custodian_______
                      (Cust)          (Minor)
                     under Uniform Gifts to  Minors

                     Act __________________________
                                (State)


     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                    HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT


------------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ------------------------------------

                                          --------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS  ASSIGNMENT MUST
                                          CORRESPOND  WITH THE  NAME AS  WRITTEN
                                          UPON  THE FACE OF THE  CERTIFICATE  IN
                                          EVERY PARTICULAR,  WITHOUT  ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                 SIGNATURE(S) GUARANTEED:
                                          --------------------------------------
                                          THE SIGNATURE(S) MUST BE GUARANTEED BY
                                          AN  ELIGIBLE   GUARANTOR   INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS  AND CREDIT  UNIONS  WITH
                                          MEMBERSHIP  IN AN  APPROVED  SIGNATURE
                                          GUARANTEE MEDALLION PROGRAM), PURSUANT
                                          TO S.E.C.RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE.IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.